UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 20, 2003

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                001-16133           06-1245881
          (State or other          (Commission File      (IRS Employer
   jurisdiction of incorporation)     Number)          Identification No.)



                 1100 Summer Street, Stamford, Connecticut 06905
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changed since last report)


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Item 5. Other Events and Regulation FD Disclosure

     Delcath Systems, Inc. (the "Company") is issuing pro forma stockholders' equity numbers as of March 31, 2003 to reflect the financial impact of proceeds received on May 20, 2003, upon the closing of an underwritten public offering of the Company's securities in the form of units, as if such proceeds had been received as of March 31, 2003.

     Set forth below are the pro forma stockholders' equity numbers:

                              Delcath Systems, Inc.
                                 Capitalization
                                 March 31, 2003

                                                    March 31, 2003
                                      ------------------------------------------
                                           Actual                 As Adjusted
                                      -----------------      ------------------

Common stock                                   $41,189                 $75,060
Additional paid-in capital                  19,049,406              20,421,103
Accumulated deficit                        (17,984,446)             (17,984,446)
                                      ----------------        -----------------

Total stockholders' equity                   1,106,149               2,511,717
                                      -----------------       ------------------

Total liabilities and stockholders'
    equity                                  $1,405,201              $2,880,211
                                      =================       ==================


     The data should be read in conjunction with the financial statements, related notes and other financial information included in the Company's periodic reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.



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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DELCATH SYSTEMS, INC.


                                     By:              /s/ M. S. KOLY
                                         --------------------------------------
                                         M. S. Koly
                                         President and Chief Executive  Officer
Date: May 30, 2002



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